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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12


                            Odyssey HealthCare, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                            ODYSSEY HEALTHCARE, INC.
                      717 NORTH HARWOOD STREET, SUITE 1500
                              DALLAS, TEXAS 75201

               SUPPLEMENT TO PROXY STATEMENT DATED APRIL 28, 2003

                             ---------------------

                  THE DATE OF THIS SUPPLEMENT IS MAY 1, 2003.

                             ---------------------


     This Supplement is being furnished to stockholders of Odyssey HealthCare, Inc. (the "Company") as a supplement to the Proxy Statement dated April 28, 2003 (the "Proxy Statement") previously sent to stockholders on or about April 28, 2003 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 28, 2003. This Supplement was first mailed to stockholders of the Company on or about May 1, 2003, and should be read in conjunction with the Proxy Statement. Capitalized terms used in this Supplement and not otherwise defined herein have the meaning given such terms in the Proxy Statement.


     This Supplement amends and replaces in its entirety the section of the Proxy Statement entitled "Security Ownership of Principal Stockholders and Management" with the similarly entitled section set forth below. The Company prepared the beneficial ownership information contained in the Proxy Statement based in part on beneficial ownership information contained in Schedule 13Gs filed by stockholders of the Company with the Securities and Exchange Commission. The Company has recently determined that the beneficial ownership information contained in these Schedule 13Gs did not reflect the Company's three-for-two stock split that was distributed on February 24, 2003 in the form of a fifty percent stock dividend. The beneficial ownership information set forth below now reflects the Company's three-for-two stock split.

                             ---------------------

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date by:

     - each stockholder known by the Company to own beneficially more than five percent of the Common Stock;

     - each of the Company's directors;

     - each of the Company's Named Executive Officers; and

     - all directors and executive officers as a group.

     Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.

     The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated, to the Company's knowledge, the persons included in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to applicable community property laws. The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options or warrants that are either currently exercisable or exercisable within 60 days after the Record Date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person.

These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. On the Record Date, there were 23,692,815 shares of common stock outstanding.


                                                                             PERCENTAGE OF
                                                                 SHARES          SHARES
                                                              BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED           OWNED
------------------------                                      ------------   --------------
Arbor Capital Management, LLC(1)............................   1,917,450          8.09%
FMR Corp.(2)................................................   2,506,700         10.58%
Gilder, Gagnon, Howe & Co., LLC(3)..........................   1,297,061          5.47%
Wasatch Advisors, Inc.(4)...................................   2,715,270         11.46%
Brenda A. Belger(5).........................................      46,700             *
Richard R. Burnham(6).......................................     706,437          2.97%
Douglas B. Cannon(7)........................................      62,950             *
John K. Carlyle(8)..........................................      43,125             *
David W. Cross(9)...........................................      23,250             *
Deborah A. Hoffpauir(10)....................................      72,375             *
Paul J. Feldstein(11).......................................      30,000             *
David C. Gasmire(12)........................................     276,472          1.15%
Martin S. Rash(13)..........................................      56,350             *
David L. Steffy(14).........................................   1,106,272          4.66%
Mark A. Wan(15).............................................      21,255             *
All directors and executive officers as a group (11
  persons)..................................................   2,445,186         10.06%


---------------

  *  Represents beneficial ownership of less than 1%.


 (1) Based on information contained in a Schedule 13G filed with the Commission on February 14, 2003, by Arbor Capital Management, LLC whose address is One Financial Plaza, 120 South Sixth Street, Suite 100, Minneapolis, Minnesota 55042, as adjusted for the Company's three-for-two stock split that was distributed on February 24, 2003 in the form of a fifty percent stock dividend.



 (2) Based on information contained in Amendment Number 1 to Schedule 13G filed with the Commission on April 10, 2003, by FMR Corp. whose address is 82 Devonshire Street, Boston, Massachusetts 02109.



 (3) Based on information contained in Schedule 13G filed with the Commission on February 12, 2003, by Gilder, Gagnon, Howe & Co. LLC whose address is 1775 Broadway, 26th Floor, New York, New York 10019, as adjusted for the Company's three-for-two stock split that was distributed on February 24, 2003 in the form of a fifty percent stock dividend.



 (4) Based on information contained in Amendment Number 1 to Schedule 13G filed with the Commission on February 13, 2003, by Wasatch Advisors, Inc. whose address is 150 Social Hall Avenue, Salt Lake City, Utah 84111, as adjusted for the Company's three-for-two stock split that was distributed on February 24, 2003 in the form of a fifty percent stock dividend.


 (5) Consists of (i) 43,888 shares held of record and (ii) 2,812 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

 (6) Consists of (i) 574,928 shares held of record jointly with his wife and
     (ii) 131,509 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

 (7) Consists of 62,950 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

 (8) Consists of 43,125 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

 (9) Consists of (i) 750 shares held of record by spouse and (ii) 22,500 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

(10) Consists of (i) 66,750 shares held of record and (ii) 5,625 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

(11) Consists of 30,000 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

(12) Consists of (i) 16,397 shares held of record, (ii) 8,700 shares held of record as co-trustee of certain trusts for the benefit of Mr. Gasmire's children and (iii) 251,375 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

(13) Consists of (i) 18,500 shares held of record and (ii) 37,850 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date.

(14) Consists of (i) 1,074,228 shares held of record, (ii) 22,500 shares issuable upon exercise of stock options that have already vested or will vest within 60 following the Record Date days and (iii) 9,544 shares issuable upon exercise of outstanding warrants.


(15) Consists of (i) 2,009 shares held of record, (ii) 13,621 shares held of record as co-trustee of the Wan Family Trust for the benefit of Mark A. Wan and Lisa C. Wan and (iii) 5,625 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the Record Date. Mr. Wan's address is c/o Three Arch Partners, 3200 Alpine Road, Portola Valley, CA 94028.